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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


ate of Report (Date of earliest event reported):  November 20, 2000


                         PREMIER NATIONAL BANCORP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

New York                    1-13213                                   14-1668718
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(State or Other Juris-      (Commission File                       (IRS Employer
diction of Incorporation)    Number)                         Identification No.)

1100 ROUTE 55, LAGRANGEVILLE, NEW YORK                                     12504
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number:  (845) 471-1711

                                       N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On November 20, 2000, Premier National Bancorp, Inc., a New York corporation ("Registrant"), issued a press release announcing that a special meeting of shareholders to approve the merger agreement with M&T Bank Corporation has been set for Thursday, January 25, 2001. The press release issued by the Registrant described herein is attached as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Business Acquired.
                  Not Applicable

         b.       Pro forma Financial Information.
                  Not Applicable

         c. Exhibits: The following Exhibits are filed as part of this report:

                    Exhibit No.                   Description

                    99.1               Press release issued November 20, 2000








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PREMIER NATIONAL BANCORP, INC.

                                        By:  /s/ PAUL A. MAISCH
                                             -------------------
                                                 Paul A. Maisch
                                                 Executive Vice President and
                                                  Chief Financial Officer

Dated: November 21, 2000
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                                  Exhibit Index

 Exhibit No.                   Description

   99.1                        Press release issued November 20, 2000.










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